UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2023

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SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340-2348 Walsh Avenue, Suite 2344 Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 774-4211

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on March 19, 2023, Douglas Murphy-Chutorian notified Semler Scientific, Inc., or Semler, that he intended to resign as chief executive officer and that in connection therewith, Semler intended to enter into a separation agreement to provide for certain severance and other termination benefits in recognition of his years of service and contributions to Semler. Accordingly, on April 1, 2023, Semler and Dr. Murphy-Chutorian entered into a separation agreement and release, to provide for the following: (i) $450,000 in severance payments payable monthly for 12-months commencing 30 days after his last day of employment (which will be May 1, 2023); (ii) up to nine months of COBRA reimbursement; (iii) the extension of his post-termination exercise period to the original expiration date for his outstanding options, all of which are fully vested; and (iv) Semler’s agreement to enter into a warrant repurchase agreement (the form of which was included with his separation and release agreement). The form of warrant repurchase agreement will be entered into on a date to be mutually agreed between Dr. Murphy-Chutorian and Semler but prior to July 31, 2023, and provides that Semler will repurchase outstanding warrants held by Dr. Murphy-Chutorian to acquire 16,875 shares of Semler’s common stock at $4.00 per share at a price to be based on the fair market value of the underlying shares on the date of such warrant repurchase net of the aggregate exercise price of the warrants (or $67,500). The Effective Date of the separation agreement and release will be April 9, 2023, assuming neither party revokes.

Semler intends to file a copy of Dr. Murphy-Chutorian’s separation agreement and release (including the form of warrant repurchase agreement) as an exhibit to its Quarterly Report on Form 10-Q for the three months ended June 30, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: April 6, 2023	By:	/s/ Wayne T. Pan, M.D., Ph.D.
Name: Wayne T. Pan, M.D., Ph.D.
Title: Chief Executive Officer